[NUVEEN LOGO]
Supplement Dated August 17, 2000 to the
Prospectus Dated February 19, 1999
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NUVEEN TAXABLE FUNDS INC.
Nuveen Dividend and Growth Fund
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The Board of Directors of the Nuveen Dividend
and Growth Fund (the "Fund") has recommended closing the Fund. As of the close of business on August 31, 2000, the Fund will be closed to new shareholders. Effective October 31, 2000,
Nuveen will begin taking the necessary steps to liquidate any remaining open accounts in the Fund. Any unitholders of Nuveen Defined
Portfolios who had previously elected
reinvestment of Defined Portfolio distributions into the Fund and who have not returned a Change Form to Nuveen modifying their election will be deemed to have elected to receive future distributions in cash.


EGN-S-D&G 08-00

PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE